Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of Diatect International Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.

the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) and/or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.

the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  April 14, 2004

By:

/s/ Jay W. Downs________

Name:

Jay W. Downs,

Title:

Principal Executive Officer,

Principal Financial Officer